UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 22, 2012

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive, Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01     Entry into a Material Definitive Agreement

Communications Systems, Inc. (the “Company”) and Jeffrey K. Berg, who retired as Chief Executive Officer of the Company on May 19, 2011, have agreed to continue Mr. Berg’s consulting arrangement with the Company beyond May 31, 2012. Under the amended agreement, which will continue on a month-to month basis, Mr. Berg will continue to consult with the Company on ongoing matters designated by the current Chief Executive Officer. Mr. Berg will provide approximately 32 hours of service per month and will receive a $4,800 per month consulting fee. The remaining principal terms of May 19, 2011 consulting agreement between the Company and Mr. Berg will remain in effect.

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 22, 2012, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). Of the 8,506,734 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 7,832,128 shares or 92.1% were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the final results of the votes cast at the meeting:

1.                   To elect three directors of the Company to serve until the 2015 Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Jeffrey K. Berg	3,645,935	1,881,279	2,304,914
Roger H.D. Lacey	3,929,872	1,597,342	2,304,914
William G. Schultz	3,868,830	1,658,384	2,304,914

2.                   To ratify and approve the appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Vote
7,762,144	58,119	11,865	None

3.                   To cast an advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Vote
4,329,727	645,450	552,037	2,304,914

4.                   To cast an advisory vote on the frequency of future executive compensation advisory votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
2,062,890	65,061	2,299,964	1,099,299	2,304,914

As a result, each nominee was elected as a director of the Company for a three-year term and proposals number 2 and 3 were approved.

With respect to Proposal 4, the non-binding advisory vote on the frequency of future executive compensation advisory votes, approximately 51.9% of the votes that selected a preference voted in favor of holding the advisory vote every three years, which was the recommendation of the Company’s Board of Directors. The Board of Directors has not made a decision consider how frequently to hold future required advisory votes on executive compensation, but will consider the matter at a future Board meeting and disclose its decision in a future filing.

Item 9.01.     Financial Statements and Exhibits

The following is filed as an exhibit to this Report on Form 8-K:

Exhibit No.	Exhibit Description
99.1	Press Release dated May 22, 2012, “Communications Systems, Inc. Holds 2012 Annual Shareholders Meeting and Announces Payment of Quarterly Dividend.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ David T. McGraw
David T. McGraw Vice President and Chief Financial Officer

Date: May 24, 2012